Exhibit 99.1

ANNEX A

THE TRUST STUDENT LOAN POOL

The trust student loans owned by the trust were originally selected from a portfolio of consolidation student loans owned by SLM ECFC and VG Funding by employing several criteria, including requirements that each trust student loan as of the original cutoff date (and with respect to each additional trust student loan as of its related subsequent cutoff date):

•
was a consolidation loan guaranteed as to principal and interest by a guaranty agency under a guarantee agreement and the guaranty agency was, in turn, reinsured by the Department of Education in accordance with the FFELP;

•	contained terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;

•	was fully disbursed;

•	was not more than 210 days past due;

•	did not have a borrower who was noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and

•	had special allowance payments, if any, based on the three-month commercial paper rate or the 91-day Treasury bill rate.

No trust student loan as of the applicable cutoff date was subject to any prior obligation to sell that loan to a third party.

Unless otherwise specified, all information with respect to the trust student loans is presented as of May 31, 2025, which is the statistical disclosure date.

The following tables provide a description of specified characteristics of the trust student loans as of the statistical disclosure date.  The aggregate outstanding principal balance of the loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest of $2,056,854 to be capitalized as of the statistical disclosure date.  Percentages and dollar amounts in any table may not total 100% or whole dollars due to rounding.  The following tables also contain information concerning the total number of loans and total number of borrowers in the portfolio of trust student loans.  For ease of administration, the servicer separates a consolidation loan on its system into two separate loan segments representing subsidized and unsubsidized segments of the same loan.  The following tables reflect those loan segments within the number of loans.  In addition, 8 borrowers have more than one trust student loan.

The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical disclosure date may vary significantly from that in the following tables as a result of variations in the effective rates of interest applicable to the trust student loans and in rates of principal reduction.  Moreover, the information below about the weighted average remaining term to maturity of the trust student loans as of the statistical disclosure date may vary significantly from the actual term to maturity of any of the trust student loans as a result of prepayments or the granting of deferment and forbearance periods.

The following tables also contain information concerning the total number of loans and the total number of borrowers in the portfolio of trust student loans.

Percentages and dollar amounts in any table may not total 100% of the trust student loan balance, as applicable, due to rounding.

COMPOSITION OF THE TRUST STUDENT LOANS AS OF
THE STATISTICAL DISCLOSURE DATE

Aggregate Outstanding Principal Balance	$470,220,235
Aggregate Outstanding Principal Balance – Treasury Bill	$23,994,060
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill	5.10%
Aggregate Outstanding Principal Balance – One-Month LIBOR(1)	$411,754,147
Percentage of Aggregate Outstanding Principal Balance – One-Month LIBOR(1)	87.57%
Aggregate Outstanding Principal Balance – Treasury Bill Other	$34,472,028
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill Other	7.33%
Number of Borrowers	13,575
Average Outstanding Principal Balance Per Borrower	$34,639
Number of Loans	25,011
Average Outstanding Principal Balance Per Loan – Treasury Bill	$47,607
Average Outstanding Principal Balance Per Loan – One-Month LIBOR(1)	$17,374
Average Outstanding Principal Balance Per Loan – Treasury Bill Other	$42,716
Weighted Average Remaining Term to Scheduled Maturity	172 months
Weighted Average Annual Interest Rate	4.87%

(1)   Trust student loans with special allowance payments indexed to one-month LIBOR will be indexed to 30-day Average SOFR from and after July 1, 2023.

We determined the weighted average remaining term to maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum.

The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments.  The weighted average spread for special allowance payments to the 91-day Treasury bill rate was 3.12% as of the statistical disclosure date.

The weighted average spread for special allowance payments to the one-month LIBOR rate was 2.64% as of the statistical disclosure date.  See “Special Allowance Payments” in Appendix A to the preliminary remarketing memorandum.

The category “Other” in the table above represents the Health Education Assistance Loan Program (which we refer to as “HEAL” and the loans originated under such program as “HEAL Loans”) portion of any consolidation loans made under the FFELP which consolidated one or more Stafford Loans, SLS Loans and/or PLUS Loans with one or more student loans originated under the HEAL Program. These consolidation loans are guaranteed as to principal and interest by a guaranty agency and reinsured by the Department of Education. The HEAL portion of any consolidation loan is not eligible to receive special allowance payments or interest subsidy payments. The interest rate on the HEAL Loan segment of any such consolidation loan is variable and is reset each July 1, based upon the average bond-equivalent rate for 91-day Treasury bills auctioned during the three months ending June 30, plus 3.0%. In addition, the applicable interest rate on the HEAL Loan segment of any such consolidation loan is not subject to any cap on the interest rate that may apply to the principal of the HEAL Loan segment.

For these purposes, the 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the U.S. Department of the Treasury.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY BORROWER INTEREST RATES AS OF THE STATISTICAL
DISCLOSURE DATE

Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than or equal to 3.00%	5,346	$70,771,397	15.1%
3.01% to 3.50%	6,205	80,172,915	17.1
3.51% to 4.00%	4,760	76,429,942	16.3
4.01% to 4.50%	4,462	78,244,955	16.6
4.51% to 5.00%	985	23,076,561	4.9
5.01% to 5.50%	411	10,344,983	2.2
5.51% to 6.00%	290	8,693,625	1.8
6.01% to 6.50%	263	10,689,979	2.3
6.51% to 7.00%	397	11,706,771	2.5
7.01% to 7.50%	182	6,910,829	1.5
7.51% to 8.00%	319	15,095,883	3.2
8.01% to 8.50%	1,203	64,420,531	13.7
Equal to or greater than 8.51%	188	13,661,864	2.9
Total	25,011	$470,220,235	100.0%

We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the statistical disclosure date.  Because trust student loans with different interest rates are likely to be repaid at different rates, this information is not likely to remain applicable to the trust student loans after the statistical disclosure date.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – SLM Corporation’s Student Loan Financing Business” in the prospectus.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY
OUTSTANDING PRINCIPAL BALANCE PER BORROWER
AS OF THE STATISTICAL DISCLOSURE DATE

Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than $5,000.00	2,474	$5,833,862	1.2%
$5,000.00-$ 9,999.99	2,093	15,445,109	3.3
$10,000.00-$14,999.99	1,560	19,364,982	4.1
$15,000.00-$19,999.99	1,129	19,631,502	4.2
$20,000.00-$24,999.99	987	22,156,271	4.7
$25,000.00-$29,999.99	790	21,692,941	4.6
$30,000.00-$34,999.99	698	22,681,951	4.8
$35,000.00-$39,999.99	507	18,965,705	4.0
$40,000.00-$44,999.99	435	18,444,203	3.9
$45,000.00-$49,999.99	377	17,882,721	3.8
$50,000.00-$54,999.99	303	15,883,774	3.4
$55,000.00-$59,999.99	288	16,511,108	3.5
$60,000.00-$64,999.99	194	12,150,213	2.6
$65,000.00-$69,999.99	166	11,192,287	2.4
$70,000.00-$74,999.99	171	12,387,139	2.6
$75,000.00-$79,999.99	133	10,342,382	2.2
$80,000.00-$84,999.99	100	8,236,262	1.8
$85,000.00-$89,999.99	113	9,887,916	2.1
$90,000.00-$94,999.99	83	7,654,706	1.6
$95,000.00-$99,999.99	72	7,037,619	1.5
$100,000.00 and above	902	176,837,580	37.6

Total	13,575	$470,220,235	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY DELINQUENCY STATUS AS OF THE
STATISTICAL DISCLOSURE DATE

Number of Days Delinquent	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0-30 days	23,201	$420,586,880	89.4%
31-60 days	580	13,713,328	2.9
61-90 days	306	7,395,921	1.6
91-120 days	240	7,801,922	1.7
121-150 days	208	6,184,284	1.3
151-180 days	91	3,224,432	0.7
181-210 days	79	2,851,842	0.6
Greater than 210 days	306	8,461,626	1.8

Total	25,011	$470,220,235	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY REMAINING TERM TO SCHEDULED MATURITY
AS OF THE STATISTICAL DISCLOSURE DATE

Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 to 3	320	$77,286	*
4 to 12	884	682,335	0.1%
13 to 24	1,187	2,127,915	0.5
25 to 36	1,113	4,701,195	1.0
37 to 48	1,007	4,377,536	0.9
49 to 60	2,665	13,058,496	2.8
61 to 72	1,329	9,807,119	2.1
73 to 84	1,124	10,299,111	2.2
85 to 96	1,320	15,921,892	3.4
97 to 108	1,119	14,740,987	3.1
109 to 120	3,213	46,905,713	10.0
121 to 132	1,829	36,921,945	7.9
133 to 144	1,487	36,964,839	7.9
145 to 156	1,396	37,716,257	8.0
157 to 168	1,089	32,954,375	7.0
169 to 180	957	34,746,395	7.4
181 to 192	669	25,650,089	5.5
193 to 204	438	17,082,314	3.6
205 to 216	305	12,890,428	2.7
217 to 228	249	11,765,516	2.5
229 to 240	230	10,366,237	2.2
241 to 252	148	7,885,913	1.7
253 to 264	98	3,572,435	0.8
265 to 276	113	6,823,863	1.5
277 to 288	84	5,230,220	1.1
289 to 300	151	13,874,655	3.0
301 to 312	344	35,019,481	7.4
313 to 324	19	1,779,703	0.4
325 to 336	24	1,828,423	0.4
337 to 348	13	1,114,740	0.2
349 to 360	50	9,625,808	2.0
361 and above	37	3,707,014	0.8

Total	25,011	$470,220,235	100.0%

*     Represents a percentage greater than 0% but less than 0.05%.

We have determined the number of months remaining to scheduled maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – SLM Corporation’s Student Loan Financing Business” in the prospectus.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY CURRENT BORROWER PAYMENT STATUS
AS OF THE STATISTICAL DISCLOSURE DATE

Current Borrower Payment Status	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Deferment	545	$11,770,408	2.5%
Forbearance(1)	1,506	40,491,474	8.6
Repayment
First year in repayment	168	13,521,322	2.9
Second year in repayment	173	9,888,968	2.1
Third year in repayment	194	8,845,442	1.9
More than 3 years in repayment	22,425	385,702,621	82.0

Total	25,011	$470,220,235	100.0%

(1)  Of the trust student loans in forbearance status, approximately 117 loans with an aggregate outstanding principal balance of $ 3,974,443, representing 0.85% of the pool by principal, are in the Coronavirus Disaster Forbearance Program

Current borrower payment status refers to the status of the borrower of each trust student loan as of the statistical disclosure date.  The borrower:

•	may have temporarily ceased repaying the loan through a deferment or a forbearance period (this category includes the Coronavirus Disaster Forbearance Program); or

•	may be currently required to repay the loan – repayment.

See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – SLM Corporation’s Student Loan Financing Business” in the prospectus.

The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 158.2 calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the statistical disclosure date.

SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN
STATUS OF THE TRUST STUDENT LOANS BY
CURRENT BORROWER PAYMENT STATUS AS OF THE
 STATISTICAL DISCLOSURE DATE

	Scheduled Months in Status Remaining
Current Borrower Payment Status	Deferment	Forbearance	Repayment
Deferment	16.4	-	203.4
Forbearance	-	12.0	199.5
Repayment	-	-	167.2

We have determined the scheduled weighted average remaining months in status shown in the previous table without giving effect to any deferment or forbearance periods that may be granted in the future.  Of the $11,770,408 aggregate outstanding principal balance of the trust student loans in deferment as of the statistical disclosure date, $7,471,501 or approximately 63.5% of such loans are to borrowers who had not graduated as of that date.  We expect that a significant portion of these loans could qualify for additional deferments or forbearances at the end of their current deferment periods as the related borrowers continue their education beyond their current degree programs.  As a result, the overall duration of any applicable deferment and forbearance periods as well as the likelihood of future deferment and forbearance periods within this pool of trust student loans is likely to be higher than in other pools of student loans without similar numbers of in-school consolidation loans.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – SLM Corporation’s Student Loan Financing Business” in the prospectus.

GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS
AS OF THE STATISTICAL DISCLOSURE DATE

State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Alabama	225	3,523,754	$0.7%
Alaska	31	440,136	0.1
Arizona	559	12,452,681	2.6
Arkansas	167	3,437,302	0.7
California	2,667	55,239,200	11.7
Colorado	446	7,585,343	1.6
Connecticut	353	4,717,812	1.0
Delaware	89	2,388,638	0.5
District of Columbia	91	1,594,501	0.3
Florida	2,014	42,352,037	9.0
Georgia	779	19,258,851	4.1
Hawaii	106	1,938,196	0.4
Idaho	96	2,748,813	0.6
Illinois	939	16,452,589	3.5
Indiana	645	9,713,159	2.1
Iowa	78	1,424,284	0.3
Kansas	393	4,976,974	1.1
Kentucky	207	3,792,873	0.8
Louisiana	811	13,624,057	2.9
Maine	72	1,320,601	0.3
Maryland	540	10,428,218	2.2
Massachusetts	572	8,871,496	1.9
Michigan	530	11,059,964	2.4
Minnesota	249	5,741,738	1.2
Mississippi	227	5,299,401	1.1
Missouri	509	8,133,619	1.7
Montana	62	1,044,821	0.2
Nebraska	27	441,999	0.1
Nevada	161	2,963,176	0.6
New Hampshire	119	2,227,636	0.5
New Jersey	656	11,163,678	2.4
New Mexico	74	911,572	0.2
New York	1,647	30,475,305	6.5
North Carolina	617	12,246,018	2.6
North Dakota	22	292,279	0.1
Ohio	1,258	25,746,157	5.5
Oklahoma	502	7,952,950	1.7
Oregon	399	6,616,582	1.4
Pennsylvania	842	15,060,781	3.2
Rhode Island	60	1,037,245	0.2
South Carolina	287	7,179,212	1.5
South Dakota	32	468,102	0.1
Tennessee	528	11,547,356	2.5
Texas	2,240	37,670,574	8.0
Utah	94	1,711,127	0.4
Vermont	43	612,567	0.1
Virginia	634	12,187,097	2.6
Washington	663	10,051,302	2.1
West Virginia	114	1,592,738	0.3
Wisconsin	218	3,744,618	0.8
Wyoming	33	585,335	0.1
Other	284	6,173,769	1.3
Total	25,011	$470,220,235	100.0%

We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer’s records as of the statistical disclosure date.

Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments.  Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan.  The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance.  Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater.  Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less.

In either case, subject to any applicable deferment periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.

The servicer makes available to borrowers of student loans it holds (including the trust student loans) payment terms that may result in the lengthening of the remaining term of the student loans.  For example, not all of the loans sold to the trust provide for level payments throughout the repayment term of the loans.  Some student loans provide for interest only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans.  Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis.  The servicer also offers an income-sensitive repayment plan, under which repayments are based on the borrower’s income.  Under that plan, ultimate repayment may be delayed up to five years.  Borrowers under trust student loans will continue to be eligible for the graduated payment and income-sensitive repayment plans.  These programs are applicable to the trust student loans and may be offered by the servicer to related borrowers at its discretion.

The following table provides certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REPAYMENT
TERMS AS OF THE STATISTICAL DISCLOSURE DATE

Loan Repayment Terms	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Level Repayment	12,964	$197,496,060	42.0%
Other Repayment Options(1)	9,135	164,087,534	34.9
Income-driven Repayment(2)	2,912	108,636,641	23.1
Total	25,011	$470,220,235	100.0%

(1)	Includes, among others, graduated repayment and interest-only period loans.

(2)	Includes income sensitive and income based repayment.

With respect to interest-only loans, as of the statistical disclosure date, there are 121 loans with an aggregate outstanding principal balance of $6,500,580 currently in an interest-only period.  These interest-only loans represent approximately 1.4% of the aggregate outstanding principal balance of the trust student loans.  Interest-only periods range up to 48 months in overall length.

The servicer may in the future offer repayment terms similar to those described above to borrowers of trust student loans who are not entitled to these repayment terms as of the statistical disclosure date.  If repayment terms are offered to and accepted by those borrowers, the weighted average life of the securities could be lengthened.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY LOAN
TYPE AS OF THE STATISTICAL DISCLOSURE DATE

Loan Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Subsidized	12,036	$173,938,040	37.0%
Unsubsidized	12,975	296,282,195	63.0

Total	25,011	$470,220,235	100.0%

The following table provides information about the trust student loans regarding date of disbursement.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY DATE OF DISBURSEMENT AS OF
THE STATISTICAL DISCLOSURE DATE

Disbursement Date	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
September 30, 1993 and earlier	57	$4,024,825	0.9%
October 1, 1993 through June 30, 2006	24,954	466,195,410	99.1
July 1, 2006 and later	0	0	0.0

Total	25,011	$470,220,235	100.0%

Guaranty Agencies for the Trust Student Loans.  The eligible lender trustee has entered into a separate guarantee agreement with each of the guaranty agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.

The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY GUARANTY AGENCY AS OF
THE STATISTICAL DISCLOSURE DATE

Name of Guaranty Agency	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
American Student Assistance	840	$12,752,731	2.7%
College Assist	7	440,992	0.1
Educational Credit Management Corporation	2,085	30,019,730	6.4
Florida Off Of Student Fin’l Assistance	616	7,673,307	1.6
Great Lakes Higher Education Corporation	12,592	278,121,672	59.1
Kentucky Higher Educ. Asst. Auth.	579	7,652,371	1.6
Michigan Guaranty Agency	270	4,183,376	0.9
Oklahoma Guaranteed Stud Loan Prog	413	5,998,721	1.3
Pennsylvania Higher Education Assistance Agency	2,088	30,039,136	6.4
Texas Guaranteed Student Loan Corp	5,521	93,338,198	19.8
Total	25,011	$470,220,235	100.0%